Supplemental Investor Package

Second Quarter 2010

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	June 30,				June 30,				December 31,
	2010				2009				2009
				Unrealized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrecognized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	(Loss)/Gain	Sheet		Value	(Loss)/Gain
Invested Assets:
Corporate bonds[1]	$1,300,205		1,321,160	43,381	$1,076,043		1,073,982	(65,100)	$1,144,692		1,163,973	(13,031)
Gov't\ Municipal bonds	2,032,060		2,060,094	94,038	2,120,497		2,104,282	48,216	2,201,580		2,212,107	72,101
Total bonds	3,332,265		3,381,254	137,419	3,196,540		3,178,264	(16,884)	3,346,272		3,376,080	59,070
Equities	60,988		60,988	1,129	81,687		81,687	3,345	80,264		80,264	15,874
Short-term investments	343,900		343,900	-	195,033		195,033	-	213,848		213,848	-
Other investments	153,475		153,475	(20,949)	145,727		145,727	(22,103)	140,667		140,667	(25,774)
Total invested assets	3,890,628		3,939,617	117,599	3,618,987		3,600,711	(35,642)	3,781,051		3,810,859	49,170

Invested assets per $ of stockholders' equity	3.71				3.82				3.77

Total assets	5,226,934				5,030,875				5,114,827

Liabilities:
Reserve for losses and loss expenses	2,805,841				2,677,880				2,745,799
Unearned premium reserve	856,931				867,977				844,847

Total liabilities	4,177,430				4,084,500				4,112,452

Stockholders' equity	1,049,504				946,375				1,002,375

Total debt to capitalization ratio	20.0%				21.7%				21.5%
Adjusted total debt to capitalization ratio[2]	14.3%				15.4%				15.6%

Book value per share	19.65				17.85				18.83

Book value per share excluding
unrealized gain or loss on bond portfolio	18.57				17.88				18.47

NPW per insurance segment employee	754				767				766

Statutory premiums to surplus ratio	1.4	x			1.7	x			1.5	x

Statutory surplus	1,008,534				873,382				981,955

[1]	Includes mortgage-backed and asset-backed securities.
[2]	The adjusted debt to capitalization ratio reflects a reduction in debt for an estimated equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

	Selective Insurance Group, Inc.
	Selected Income Statement Data (unaudited)
June 2010		THREE MONTHS ENDED June 30,				SIX MONTHS ENDED June 30,
	($ in thousands, except per share amounts)	2010		2009		2010		2009
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
	Consolidated
	Revenue	$387,718		$377,195		$780,830		$734,041
	Operating income	22,212	0.41	22,700	0.42	28,847	0.53	25,366	0.47
	Net realized losses, after tax	(2,121)	(0.04)	(7,342)	(0.14)	(2,163)	(0.04)	(22,958)	(0.43)
	Income from continuing operations	20,091	0.37	15,358	0.28	26,684	0.49	2,408	0.04
	(Loss) income on discontinued operations, after tax	(1,325)	(0.02)	330	0.01	(2,115)	(0.04)	403	0.01
	Net income	18,766	0.35	15,688	0.29	24,569	0.45	2,811	0.05
	Operating return on equity	8.6%		9.8%		5.6%		5.5%

	Insurance Operations
	Gross premiums written	415,860		429,770		848,938		866,211
	Net premiums written	353,524		365,263		721,615		741,046
	Net premiums earned	352,190		358,311		708,392		722,184
Underwriting (loss) income	- before tax	(3,161)		6,032		(17,766)		3,069
	- after tax	(2,055)	(0.04)	3,921	0.07	(11,548)	(0.21)	1,995	0.04
	GAAP combined ratio	100.9%		98.3%		102.5%		99.6%

	Commercial lines
	Net premiums earned	293,001		305,245		590,909		616,790
	GAAP combined ratio	98.9%		97.3%		101.3%		98.7%
	Personal lines
	Net premiums earned	59,189		53,066		117,483		105,394
	GAAP combined ratio	110.9%		104.1%		108.6%		104.7%

	Investments
Net investment income	- before tax	36,545		26,368		71,251		42,085
	- after tax	27,928	0.51	21,869	0.41	54,753	1.01	37,010	0.70
	Effective tax rate	23.6%		17.1%		23.2%		12.1%
	Annual after-tax yield on investment portfolio					2.9%		2.1%
	Annual after-tax, after-interest expense yield					2.5%		1.7%
	Invested assets per $ of stockholders' equity					3.71		3.82

	Other expenses (net of other income)
Interest expense	- before tax	(4,655)		(4,843)		(9,497)		(9,867)
	- after tax	(3,026)	(0.06)	(3,147)	(0.06)	(6,173)	(0.11)	(6,413)	(0.12)

	Other - after tax	$(635)	-	$57	-	(8,185)	(0.16)	$(7,226)	(0.15)

	Diluted weighted avg shares outstanding	54,361		53,234		54,289		53,181

Selective Insurance Group, Inc. and Consolidated Subsidiaries

GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	June	June	Increase	June	June	Increase
	2010	2009	(Decrease)	2010	2009	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$32,977	35,972	(8)	$66,173	72,233	(8)
Short-term	133	312	(57)	233	924	(75)
Alternative Investments	4,868	(8,855)	155	8,763	(29,404)	130
Dividends	480	496	(3)	932	1,011	(8)
Changes in Fair Value	-	-	N/M	-	262	(100)
Miscellaneous	16	68	(76)	53	240	(78)
	38,474	27,993	37	76,154	45,266	68

Investment Expense	1,929	1,625	19	4,903	3,181	54

Net Investment Income Before Tax	36,545	26,368	39	71,251	42,085	69

Tax	8,617	4,499	92	16,498	5,075	225

Net Investment Income After Tax	$27,928	21,869	28	$54,753	37,010	48

Net Investment Income per Share	0.51	0.41	24	1.01	0.70	44

Effective Tax Rate	23.6%	17.1%		23.2%	12.1%

Average Yields:

Fixed Maturity Securities
Pre Tax				3.7%	4.3%
After Tax				2.9%	3.4%

Portfolio
Pre Tax				3.7%	2.4%
After Tax				2.9%	2.1%

	For the three months ended		Year to Date
	June	June	June	June
Net Realized Gains (Losses)	2010	2009	2010	2009
Fixed Maturities	(12,586)	(9,811)	(16,597)	(33,646)
Equity Securities	9,322	(294)	13,269	(484)
Other	-	(1,189)	-	(1,189)
Total	(3,264)	(11,294)	(3,328)	(35,319)
Net of Tax	(2,121)	(7,342)	(2,163)	(22,958)

Selective Insurance Group, Inc.
2010 Statutory Results by Line of Business
2nd Qtr 2010 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2010	2009	Gain/(Loss)
Personal Lines:

Homeowners	$25,115	20.3%	$21,126	19.9%	69.2%	7.7%	31.4%	0.0%	108.3%	94.5%	$(3,015)
Auto	38,489	10.0%	35,243	6.7%	70.6%	12.7%	29.2%	0.0%	112.5%	113.5%	(5,338)
Other (including flood)	3,038	10.1%	2,820	16.9%	67.5%	(13.1)%	(15.4)%	0.0%	39.0%	1.5%	1,754
Total	$66,642	13.7%	$59,189	11.5%	70.0%	9.6%	28.0%	0.0%	107.6%	102.1%	$(6,599)

Commercial Lines:

Fire/IM	$49,502	(1.4)%	$50,295	2.7%	47.4%	4.7%	38.3%	(0.1)%	90.3%	78.6%	$5,188
Workers' compensation	57,360	(11.3)%	62,069	(6.8)%	80.5%	16.1%	29.7%	1.1%	127.4%	100.9%	(15,588)
General liability	83,513	(9.6)%	83,967	(8.6)%	41.8%	16.7%	35.0%	0.0%	93.5%	103.7%	5,593
Auto	72,770	(4.5)%	73,176	(2.9)%	49.5%	8.2%	30.2%	0.0%	87.9%	99.0%	8,990
BOP	16,111	2.1%	16,152	3.9%	75.8%	14.2%	35.0%	0.0%	125.0%	119.9%	(4,029)
Bonds	5,144	6.0%	4,828	5.9%	11.8%	3.2%	61.0%	0.0%	76.0%	97.0%	968
Other	2,481	0.4%	2,515	5.6%	0.2%	0.5%	45.1%	0.0%	45.8%	48.2%	1,379
Total	$286,882	(6.4)%	$293,001	(4.0)%	53.9%	11.9%	33.9%	0.2%	99.9%	98.3%	$2,501

Grand Total	$353,524	(3.2)%	$352,190	(1.7)%	56.6%	11.5%	32.7%	0.2%	101.0%	98.8%	$(4,098)

Note: Some amounts may not foot due to rounding.

		2010	2009
	Losses Paid	$187,347	$198,478
	LAE Paid	38,508	40,822
	Total Paid	$225,855	$239,300

Selective Insurance Group, Inc.
2010 Statutory Results by Line of Business
June 2010 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2010	2009	Gain/(Loss)
Personal Lines:

Homeowners	$43,395	19.8%	$41,619	19.9%	70.4%	7.5%	33.3%	0.0%	111.2%	111.8%	$(5,251)
Auto	73,833	9.2%	69,563	5.6%	72.9%	11.5%	29.6%	0.0%	114.0%	107.1%	$(10,977)
Other (including flood)	5,596	9.5%	6,301	31.7%	49.7%	(18.4)%	(31.6)%	0.0%	(0.3)%	17.2%	6,098
Total	$122,824	12.7%	$117,483	11.5%	70.7%	8.5%	28.1%	0.0%	107.3%	104.5%	$(10,130)

Commercial Lines:

Fire/IM	$99,641	(0.8)%	$100,630	2.8%	57.3%	4.0%	38.1%	(0.1)%	99.3%	89.8%	$1,032
Workers' compensation	129,543	(5.4)%	126,710	(7.5)%	77.0%	15.9%	26.7%	2.1%	121.7%	96.6%	(28,235)
General liability	173,047	(10.0)%	169,188	(9.1)%	42.2%	16.9%	34.2%	(0.1)%	93.2%	104.0%	10,262
Auto	148,255	(5.0)%	147,492	(2.4)%	52.1%	7.8%	29.6%	(0.1)%	89.4%	97.6%	15,432
BOP	33,255	3.4%	32,438	5.5%	81.3%	13.8%	34.4%	0.0%	129.5%	118.9%	(9,864)
Bonds	9,841	7.1%	9,431	2.7%	16.8%	5.6%	61.6%	0.0%	84.0%	92.2%	1,256
Other	5,208	1.6%	5,020	5.4%	2.5%	0.4%	43.7%	0.0%	46.6%	45.0%	2,597
Total	$598,791	(5.3)%	$590,909	(4.2)%	56.1%	11.7%	32.6%	0.4%	100.8%	98.7%	$(7,521)

Grand Total	$721,615	(2.6)%	$708,392	(1.9)%	58.5%	11.2%	31.9%	0.3%	101.9%	99.5%	$(17,651)

Note: Some amounts may not foot due to rounding.

		2010	2009
	Losses Paid	$369,570	$394,270
	LAE Paid	74,602	77,507
	Total Paid	$444,172	$471,777

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	June 30,	December 31,
($ in thousands, except share amounts)	2010	2009
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carry value (fair value: $1,510,871 – 2010; $1,740,211 – 2009)	$1,461,882	1,710,403
Fixed maturity securities, available-for-sale – at fair value (amortized cost: $1,798,996 – 2010; $1,616,456 – 2009)	1,870,383	1,635,869
Equity securities, available-for-sale – at fair value (cost of: $59,859– 2010; $64,390 – 2009)	60,988	80,264
Short-term investments (at cost which approximates fair value)	343,900	213,848
Other investments	153,475	140,667
Total investments	3,890,628	3,781,051
Cash	591	811
Interest and dividends due or accrued	34,865	34,651
Premiums receivable, net of allowance for uncollectible accounts of: $5,327 – 2010; $5,880 – 2009	469,096	446,577
Reinsurance recoverables, net	287,191	276,018
Prepaid reinsurance premiums	104,383	105,522
Current federal income tax	21,826	17,662
Deferred federal income tax	101,085	111,038
Property and equipment – at cost, net of accumulated depreciation and amortization of: $146,998 – 2010; $141,251 – 2009	43,014	46,287
Deferred policy acquisition costs	218,200	218,601
Goodwill	7,849	7,849
Other assets	48,206	68,760
Total assets	$5,226,934	5,114,827

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$2,805,841	2,745,799
Unearned premiums	856,931	844,847
Notes payable	262,319	274,606
Accrued salaries and benefits	101,908	103,802
Other liabilities	150,431	143,398
Total liabilities	$4,177,430	4,112,452

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share
Authorized shares 360,000,000
Issued: 96,094,756 – 2010; 95,822,959 – 2009	192,190	191,646
Additional paid-in capital	239,341	231,933
Retained earnings	1,149,387	1,138,978
Accumulated other comprehensive income (loss)	17,826	(12,460)
Treasury stock – at cost (shares: 42,676,595 – 2010; 42,578,779 – 2009)	(549,240)	(547,722)
Total stockholders’ equity	1,049,504	1,002,375
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,226,934	5,114,827

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended		Six Months ended
	June 30,		June 30,
($ in thousands, except per share amounts)	2010	2009	2010	2009
Revenues:
Net premiums earned	$352,190	358,311	708,392	722,184
Net investment income earned	36,545	26,368	71,251	42,085
Net realized (losses) gains:
Net realized investment gains	2,920	1,181	11,096	4,256
Other-than-temporary impairments	(6,162)	(12,534)	(12,235)	(39,634)
Other-than-temporary impairments on fixed maturity securities recognized in other comprehensive income	(22)	59	(2,189)	59
Total net realized losses	(3,264)	(11,294)	(3,328)	(35,319)
Other income	2,247	3,810	4,515	5,091
Total revenues	387,718	377,195	780,830	734,041

Expenses:
Losses and loss expenses incurred	239,980	239,049	494,123	491,243
Policy acquisition costs	116,099	114,522	232,101	227,628
Interest expense	4,655	4,843	9,497	9,867
Other expenses	4,136	6,533	14,614	14,038
Total expenses	364,870	364,947	750,335	742,776

Income (loss) from continuing operations, before federal income tax	22,848	12,248	30,495	(8,735)

Federal income tax expense (benefit):
Current	1,322	(1,631)	10,166	4,244
Deferred	1,435	(1,479)	(6,355)	(15,387)
Total federal income tax expense (benefit)	2,757	(3,110)	3,811	(11,143)

Net income from continuing operations	20,091	15,358	26,684	2,408

Income from discontinued operations, net of tax of $53 for Second
Quarter 2009 and $41 for Six Months 2009	-	330	-	403
Loss on disposal of discontinued operations, net of tax of $(713) for
Second Quarter 2010 and $(1,139) for Six Months 2010	(1,325)	-	(2,115)	-
Total discontinued operations, net of tax	(1,325)	330	(2,115)	403

Net income	$18,766	15,688	24,569	2,811

Earnings per share:
Basic net income from continuing operations	0.37	0.29	0.50	0.04
Basic net (loss) income from disposal of discontinued operations	(0.02)	0.01	(0.04)	0.01
Basic net income	$0.35	0.30	0.46	0.05

Diluted net income from continuing operations	0.37	0.28	0.49	0.04
Diluted net (loss) income from disposal of discontinued operations	(0.02)	0.01	(0.04)	0.01
Diluted net income	$0.35	0.29	0.45	0.05

Dividends to stockholders	$0.13	0.13	0.26	0.26

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Six Months ended June 30,
($ in thousands, except per share amounts)	2010		2009
Common stock:
Beginning of year	$191,646		190,527
Dividend reinvestment plan
(shares: 53,272 – 2010; 70,839 – 2009)	107		141
Stock purchase and compensation plans
(shares: 218,525 – 2010; 233,878 – 2009)	437		468
End of period	192,190		191,136

Additional paid-in capital:
Beginning of year	231,933		217,195
Dividend reinvestment plan	733		751
Stock purchase and compensation plans	6,675		7,447
End of period	239,341		225,393

Retained earnings:
Beginning of year	1,138,978		1,128,149
Cumulative effect adjustment due to adoption of other-than-temporary
impairment guidance under ASC 320, net of deferred income tax	-		2,380
Net income	24,569	24,569	2,811	2,811
Cash dividends to stockholders ($0.26 per share – 2010;
$0.26 per share – 2009)	(14,160)		(13,924)
End of period	1,149,387		1,119,416

Accumulated other comprehensive income (loss):
Beginning of year	(12,460)		(100,666)
Cumulative-effect adjustment due to adoption of other-than-temporary
impairment guidance under ASC 320, net of deferred income tax	-		(2,380)
Other comprehensive income (loss), increase (decrease) in:
Unrealized gains on investment securities:
Non-credit portion of other-than-temporary impairment losses
recognized in other comprehensive income, net of deferred income tax	3,830		(18)
Other net unrealized gains on investment securities, net of
deferred income tax	25,044		60,306
Total unrealized gains on investment securities	28,874	28,874	60,288	60,288
Defined benefit pension plans, net of deferred income tax	1,412	1,412	571	571
End of period	17,826		(42,187)
Comprehensive income		54,855		63,670

Treasury stock:
Beginning of year	(547,722)		(544,712)
Acquisition of treasury stock
(shares: 97,816 – 2010; 170,540 – 2009)	(1,518)		(2,671)
End of period	(549,240)		(547,383)
Total stockholders’ equity	$1,049,504		946,375

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Six Months ended
	June 30,
($ in thousands)	2010	2009
Operating Activities
Net Income	$24,569	2,811

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,805	13,910
Loss on disposal of discontinued operations	2,115	-
Stock-based compensation expense	7,964	5,599
Undistributed (income) losses of equity method investments	(4,841)	29,404
Net realized losses	3,328	35,319
Postretirement life curtailment benefit	-	(4,217)
Unrealized gain on trading securities	-	(262)
Deferred tax benefit	(6,355)	(15,093)

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	48,870	21,742
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	13,252	18,894
(Increase) decrease in net federal income tax recoverable	(3,025)	15,639
Increase in premiums receivable	(22,519)	(17,697)
Decrease (increase) in deferred policy acquisition costs	401	(5,697)
(Increase) decrease in interest and dividends due or accrued	(206)	1,086
Decrease in accrued salaries and benefits	(2,282)	(14,573)
Decrease in accrued insurance expenses	(10,003)	(7,703)
Sale of trading securities	-	2,831
Other-net	(7,862)	(8,002)
Net adjustments	33,642	71,180
Net cash provided by operating activities	58,211	73,991

Investing Activities
Purchase of fixed maturity securities, held-to-maturity	-	(157,752)
Purchase of fixed maturity securities, available-for-sale	(396,076)	(512,726)
Purchase of equity securities, available-for-sale	(30,974)	(75,609)
Purchase of other investments	(11,150)	(10,595)
Purchase of short-term investments	(956,904)	(1,160,667)
Sale of subsidiary	788	-
Sale of fixed maturity securities, held-to-maturity	-	5,622
Sale of fixed maturity securities, available-for-sale	128,110	371,667
Sale of short-term investments	826,853	1,163,746
Redemption and maturities of fixed maturity securities, held-to-maturity	171,900	123,213
Redemption and maturities of fixed maturity securities, available-for-sale	165,513	63,897
Sale of equity securities, available-for-sale	56,247	123,269
Proceeds from other investments	15,152	15,498
Purchase of property and equipment	(2,570)	(2,986)
Net cash used in investment activities	(33,111)	(53,423)

Financing Activities
Dividends to stockholders	(12,999)	(13,378)
Acquisition of treasury stock	(1,518)	(2,671)
Principal payment of notes payable	(12,300)	(12,300)
Net proceeds from stock purchase and compensation plans	2,310	2,402
Excess tax benefits from share-based payment arrangements	(813)	(1,158)
Net cash used in financing activities	(25,320)	(27,105)
Net decrease in cash and cash equivalents	(220)	(6,537)
Net decrease in cash and cash equivalents from discontinued operations	-	(3,654)
Net decrease in cash from continuing operations	(220)	(2,883)
Cash from continuing operations, beginning of year	811	3,606
Cash from continuing operations, end of period	$591	723

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Jun-30	Jun-30	Dec-31
	2010	2009	2009

ASSETS
Bonds	$3,236,928	3,156,050	3,289,336
Common stocks	60,988	81,687	80,264
Affiliated mortgage loan	39,100	39,708	39,408
Other investments	189,732	156,033	176,983
Short-term investments	298,333	167,906	165,957
Total investments	3,825,081	3,601,384	3,751,948

Cash on hand and in banks*	(26,759)	(29,273)	(29,110)
Interest and dividends due and accrued	35,023	35,263	34,808
Premiums receivable	465,844	495,320	443,223
Reinsurance recoverable on paid losses and expenses	5,617	5,125	4,408
Federal income tax recoverable	12,297	-	1,608
Deferred tax recoverable	125,759	89,673	119,377
EDP equipment	1,418	2,748	2,134
Equities and deposits in pools and associations	7,195	7,287	4,886
Receivable for sold securities	226	26,378	19,655
Other assets	28,796	24,585	29,747
Total assets	$4,480,497	4,258,490	4,382,684

LIABILITIES
Reserve for losses	$2,117,435	2,041,117	2,072,376
Reinsurance payable on paid loss and loss expense	1,000	627	1,011
Reserve for loss expenses	404,130	392,937	399,457
Unearned premiums	752,547	766,579	739,325
Reserve for commissions payable	38,555	40,438	49,237
Ceded balances payable	11,064	10,003	9,856
Federal income tax payable	-	1,778	-
Premium and other taxes payable	22,968	21,139	22,283
Borrowed money	13,017	-	13,016
Reserve for dividends to policyholders	3,307	4,073	3,718
Reserves for unauthorized reinsurance	1,013	1,416	1,013
Payable for securities	21,774	22,723	-
Funds withheld on account of others	4,433	4,649	6,261
Accrued salaries and benefits	65,003	64,952	66,847
Other liabilities	15,717	12,677	16,329
Total liabilities	3,471,963	3,385,108	3,400,729

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325	28,325
Aggregate write-ins for special surplus funds	36,418	-	33,951
Paid in surplus	255,792	255,792	255,792
Unassigned surplus*	687,999	589,265	663,887
Total policyholders' surplus	1,008,534	873,382	981,955
Total liabilities and policyholders' surplus	$4,480,497	4,258,490	4,382,684

* Prior year balances have been adjusted for $17K elimination entry

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Six Months Ended
	June				June

UNDERWRITING	2010		2009		2010		2009

Net premiums written	$353,524		365,263		721,615		741,046

Net premiums earned	352,190		358,311		708,392		722,184

Net losses paid	187,347		198,478		369,570		394,270
Change in reserve for losses	12,012		(3,891)		45,059		9,171
Net losses incurred	199,359	56.6%	194,587	54.3%	414,629	58.5%	403,441	55.9%
Net loss expenses paid	38,508		40,822		74,602		77,507
Change in reserve for loss expenses	2,090		3,691		4,673		10,142
Net loss expenses incurred	40,598	11.5%	44,513	12.4%	79,275	11.2%	87,649	12.1%
Net underwriting expenses incurred	116,681	33.0%	119,042	32.7%	231,832	32.1%	234,855	31.7%
Total deductions	356,638		358,142		725,736		725,945
Statutory underwriting (loss) / income	(4,448)		169		(17,344)		(3,761)

Net loss from premium balances charged off	(1,325)		(1,034)		(2,846)		(2,368)
Finance charges and other income	2,319		3,798		4,678		5,064
Total other income	994	-0.3%	2,764	-0.8%	1,832	-0.2%	2,696	-0.4%
Policyholders' dividends incurred	(644)	0.2%	(812)	0.2%	(2,139)	0.3%	(1,277)	0.2%
Total underwriting (loss) / income	(4,098)	101.0%	2,121	98.8%	(17,651)	101.9%	(2,342)	99.5%

INVESTMENT
Net investment income earned	33,708		34,445		66,909		60,499
Net realized loss	(3,217)		(11,536)		(3,265)		(36,514)
Total income before income tax	26,393		25,030		45,993		21,643
Federal income tax expense	4,816		4,509		16,314		14,093

Net income	$21,577		20,521		29,679		7,550

Policyholders' Surplus
Surplus, beginning of period	$993,981		849,985		981,955		884,431

Net income	21,577		20,521		29,679		7,550
Change in deferred tax	(124)		505		8,059		15,557
Change in unrealized losses	(197)		366		6,921		(21,695)
Dividends to stockholders	(12,002)		-		(24,005)		(12,003)
Paid in surplus	-		-		-		20,000
Change in non-admitted assets	3,822		1,946		3,835		(20,517)
Change in additional admitted deferred tax	1,853		-		2,466		-
Surplus adjustments	(376)		59		(376)		59

Net change in surplus for period	14,553		23,397		26,579		(11,049)

Surplus, end of period	$1,008,534		873,382		1,008,534		873,382

Statutory underwriting (loss) / income:	$(4,098)		2,121		(17,651)		(2,342)

Adjustments under GAAP:
Deferred policy acquisition costs	623		4,347		(401)		5,698
Other, net	314		(436)		286		(287)
GAAP underwriting (loss) / income	$(3,161)		6,032		(17,766)		3,069

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of June 30, 2010
(unaudited)

	Inception	Original	Paid in Contributed	Remaining		Current	YTD	DPI (1)	TVPI (2)
Fund	Year	Commitment	Capital	Commitment	Distributions	Market Value	Income	Ratio	Ratio
Real Estate
LEH RE II	2005	$20,000,000	$17,334,028	$2,665,972	$7,097,800	$9,936,955	$(727,256)	0.41	0.98
GS Whitehall 2007	2007	$15,000,000	$14,250,000	$750,000	$-	$2,801,137	$(1,349,748)	-	0.20
LEH RE III	2008	$15,000,000	$6,227,933	$8,772,067	$-	$3,041,358	$(282,167)	-	0.49
Total - Real Estate		$50,000,000	$37,811,961	$12,188,039	$7,097,800	$15,779,450	$(2,359,171)	0.19	0.61
Mezzanine Financing
GS Mezz III	2003	$10,000,000	$4,362,674	$5,637,326	$7,596,979	$3,459,818	$(65,734)	1.74	2.53
LEH Euro Mezz	2004	$9,000,000	$9,000,000	$-	$12,355,149	$2,188,195	$(151,719)	1.37	1.62
GS Mezz 2006	2006	$15,000,000	$9,771,217	$5,228,783	$1,875,410	$7,794,870	$2,060,521	0.19	0.99
GS Mezz V	2007	$25,000,000	$9,747,331	$15,252,669	$3,104,720	$9,590,138	$786,408	0.32	1.30
Total - Mezz. Financing		$59,000,000	$32,881,222	$26,118,778	$24,932,258	$23,033,021	$2,629,476	0.76	1.46
Distressed Debt
Varde LP	1997	$4,000,000	$4,000,000	$-	$12,146,213	$-	$16,619	3.04	3.04
Varde VIII	2006	$10,000,000	$10,000,000	$-	$-	$11,483,903	$(293,223)	-	1.15
GS Distressed Opp III	2007	$15,000,000	$10,389,138	$4,610,862	$512,894	$8,423,868	$1,000,002	0.05	0.86
Total - Distressed Debt		$29,000,000	$24,389,138	$4,610,862	$12,659,107	$19,907,771	$723,398	0.52	1.34
Private Equity
Prospector	1997	$5,000,000	$5,000,000	$-	$13,054,539	$1,427,520	$22,670	2.61	2.90
Trilantic Capital Partners III	2004	$10,000,000	$8,973,674	$1,026,326	$5,796,232	$6,898,927	$(146,227)	0.65	1.41
NB Co-Invest	2006	$15,000,000	$11,190,692	$3,809,308	$3,685,797	$8,267,952	$495,199	0.33	1.07
GS PEP Asia	2007	$7,000,000	$1,866,233	$5,133,767	$19,141	$1,606,657	$73,169	0.01	0.87
Trilantic Capital Pa rtners IV	2007	$11,098,351	$5,104,390	$5,993,961	$13,611	$4,970,960	$362,930	0.00	0.98
Total - Private Equity		$48,098,351	$32,134,989	$15,963,362	$22,569,319	$23,172,016	$807,742	0.70	1.42
Private Equity, Secondary Market
NB SOF	2005	$12,000,000	$11,100,506	$899,494	$4,876,866	$7,556,943	$575,446	0.44	1.12
GS Vintage IV	2007	$20,000,000	$14,414,450	$5,585,550	$2,064,628	$13,655,086	$2,389,767	0.14	1.09
NB SOF II	2008	$12,000,000	$3,252,476	$8,747,524	$274,984	$3,741,170	$467,943	0.08	1.23
GS Vintage V	2008	$10,000,000	$3,010,280	$6,989,720	$132,819	$2,995,626	$249,512	0.04	1.04
Total - Pvt. Eq. Sec. Mkt.		$54,000,000	$31,777,712	$22,222,288	$7,349,297	$27,948,825	$3,682,668	0.23	1.11
Energy/Power Generation
ArcLight I	2002	$15,000,000	$13,344,495	$1,655,505	$27,358,382	$2,009,273	$883,546	2.05	2.20
ArcLight II	2003	$15,000,000	$12,704,508	$2,295,492	$16,610,425	$6,013,728	$416,480	1.31	1.78
ArcLight III	2006	$15,000,000	$12,962,206	$2,037,794	$3,998,052	$13,033,619	$579,816	0.31	1.31
Quintana Energy	2006	$10,000,000	$7,558,234	$2,441,766	$-	$6,774,001	$250,140	-	0.90
ArcLight IV	2007	$10,000,000	$6,113,919	$3,886,081	$2,133,862	$6,462,911	$900,951	0.35	1.41
Total - Energy/Power Generation		$65,000,000	$52,683,362	$12,316,638	$50,100,721	$34,293,532	$3,030,933	0.95	1.60
Venture Capital
Venture V	2001	$10,000,000	$8,600,000	$1,400,000	$1,904,105	$6,421,996	$247,770	0.22	0.97
Total - Venture Capital		$10,000,000	$8,600,000	$1,400,000	$1,904,105	$6,421,996	$247,770	0.22	0.97
TOTAL - ALTERNATIVE INVESTMENTS		$315,098,351	$220,278,384	$94,819,967	$126,612,607	$150,556,610	$8,762,816	0.57	1.26

(1) Distributed to paid in ratio
(2) Total value to paid in ratio

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
June 30, 2010
($s in thousands)
(unaudited)

Exposure = 70% Held-to-Maturity; 30% Available-for-Sale

Repayment Source Composition by State %s
Market Values
State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	Pre- refunded	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	76,390	54%	56,340	40%	9,122	6%	-	0%	-	0%	141,852	9%
TX-PSF	-	0%	-	0%	-	0%	-	0%	47,919	100%	47,919	3%
WA	47,100	50%	47,994	50%	-	0%	-	0%	-	0%	95,094	6%
FL	89,228	99%	-	0%	521	1%	-	0%	-	0%	89,748	6%
AZ	73,734	91%	6,911	9%	-	0%	-	0%	-	0%	80,645	5%
NC	30,325	42%	41,290	58%	-	0%	-	0%	-	0%	71,615	5%
NY	69,066	100%	-	0%	-	0%	-	0%	-	0%	69,066	4%
IL	43,651	68%	20,667	32%	-	0%	-	0%	-	0%	64,318	4%
CO	22,999	39%	33,646	58%	1,654	3%	-	0%	-	0%	58,299	4%
OH	34,960	62%	13,984	25%	7,491	13%	-	0%	-	0%	56,435	4%
MN	13,030	24%	5,373	10%	35,927	66%	-	0%	-	0%	54,330	3%
Pre-refunded	-	0%	-	0%	-	0%	60,191	100%	-	0%	60,191	4%
Other	453,390	68%	140,268	21%	77,675	12%	-	0%	-	0%	671,333	43%
Grand Total	953,872	61%	366,474	23%	132,390	8%	60,191	4%	47,919	3%	1,560,845	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Structured Securities
June 30, 2010
($ in thousands)
(unaudited)

•	Market Value = $573,978 ; Unrealized Gain/(Loss) = $6,627
•	Held to Maturity (HTM) 37%; Available for Sale (AFS) 63%
•	Structured Security Portfolio Average Rating = AA+
'•	Structured Securities = 15% of the Total Portfolio

Selective Insurance Group, Inc. and Consolidated Subsidiaries
 Residential Mortgage Backed (RMBS) and Residential ABS (RABS) Securities
 June 30, 2010
 ($ in thousands)
  (unaudited)

•	Market Value = $374,481; Unrealized Gain/(Loss) = $9,644
•	Held to Maturity (HTM) 33%; Available for Sale (AFS) 67%
•	RMBS & RABS Portfolio Average Rating = AA+
'•	RMBS & RABS Securities = 9.6% of the Total Portfolio

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed (CMBS) Securities
June 30, 2010
($ in thousands)
(unaudited)

•	Market Value = $150,538; Unrealized Gain/(Loss) = ($3,853)
•	Held to Maturity (HTM) 45%; Available for Sale (AFS) 55%
•	CMBS Portfolio Average Rating = AA+
•	CMBS Securities = 3.9% of the Total Portfolio

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Securities
June 30, 2010
($ in millions)
(unaudited)

	June 30, 2010
	Fair Value	Unrealized Gain (Loss)	Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations[1]	$392.6	9.5	AAA
State and municipal obligations	465.6	24.3	AA+
Corporate securities	647.7	31.7	A+
Mortgage-backed securities	331.8	5.0	AA+
Asset-backed securities ("ABS")	32.7	0.9	AA+
Total AFS portfolio	$1,870.4	71.4	AA+

State and Municipal Obligations:
Government obligations	$271.0	12.9	AAA
Special revenue obligations	194.6	11.4	AA+
Total state and municipal obligations	$465.6	24.3	AA+

Corporate Securities:
Financial	$177.7	5.6	A+
Industrials	70.8	5.2	A
Utilities	22.6	1.5	BBB+
Consumer discretion	46.2	2.6	A
Consumer staples	66.7	3.9	A-
Health care	110.3	6.4	AA-
Materials	21.7	1.8	A-
Energy	55.0	0.5	AA-
Information technology	24.7	1.1	A+
Telecommunications services	20.4	1.0	A
Other	31.6	2.1	A
Total corporate securities	$647.7	31.7	A+

Mortgage-backed securities:
Gov't Guaranteed Agency CMBS	$73.7	4.0	AAA
Non-agency CMBS	9.3	(4.2)	B+
Gov't Guaranteed Agency RMBS	95.6	3.6	AAA
Other Agency RMBS	116.7	4.8	AAA
Non-agency RMBS	25.6	(2.5)	BBB-
Alternative-A ("Alt-A") RMBS	10.9	(0.7)	AAA
Total MBS	$331.8	5.0	AA+

Asset-backed securities:
ABS	$31.8	1.2	AA+
Sub-prime ABS[2,3]	0.9	(0.3)	D
Total ABS	$32.7	0.9	AA+

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
3 Subprime ABS includes one security which is currently expected to defualt on its obligations according to the rating agencies.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
June 30, 2010
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized / Unrecognized Gain (Loss)	Average Credit Quality
HTM Fixed Maturity Portfolio:
U.S. government obligations[1]	$106.6	101.7	4.9	5.1	10.0	AAA
State and municipal obligations	1,095.3	1,072.2	23.1	27.2	50.3	AA+
Corporate securities	99.5	89.8	9.7	(4.6)	5.1	A
Mortgage-backed securities	190.1	181.3	8.8	(7.7)	1.1	AAA
Asset-backed securities ("ABS")	19.4	16.9	2.5	(3.0)	(0.5)	A
Total HTM portfolio	$1,510.9	1,461.9	49.0	17.0	66.0	AA+

State and Municipal Obligations:
Government obligations	$295.1	289.9	5.2	12.6	17.8	AA+
Special revenue obligations	800.2	782.3	17.9	14.6	32.5	AA
Total state and municipal obligations	$1,095.3	1,072.2	23.1	27.2	50.3	AA+

Corporate Securities:
Financial	$34.0	30.2	3.8	(2.6)	1.2	A
Industrials	24.5	20.6	3.9	(1.8)	2.1	A
Utilities	17.2	16.3	0.9	(0.1)	0.8	A-
Consumer discretion	12.6	12.7	(0.1)	0.3	0.2	A+
Consumer staples	5.4	4.9	0.5	(0.1)	0.4	A
Materials	2.2	1.9	0.3	(0.1)	0.2	BBB-
Energy	3.6	3.2	0.4	(0.2)	0.2	BB+
Total corporate securities	$99.5	89.8	9.7	(4.6)	5.1	A

Mortgage-backed securities:
Gov't guaranteed agency CMBS	$10.6	10.3	0.3	-	0.3	AAA
Other agency CMBS	3.7	3.7	-	-	-	AAA
Non-agency CMBS	53.3	48.0	5.3	(9.3)	(4.0)	AA+
Gov't guaranteed agency RMBS	4.4	4.0	0.4	-	0.4	AAA
Other agency RMBS	112.1	109.2	2.9	1.8	4.7	AAA
Non-agency RMBS	6.0	6.1	(0.1)	(0.2)	(0.3)	AAA
Total mortgage-backed securities	$190.1	181.3	8.8	(7.7)	1.1	AAA

Asset-backed securities:
ABS	$17.8	16.0	1.8	(2.4)	(0.6)	AA-
Alt-A ABS	1.6	0.9	0.7	(0.6)	0.1	CC
Total ABS	$19.4	16.9	2.5	(3.0)	(0.5)	A

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.